EXHIBIT 10.6(b)

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

SUPPLEMENTAL AGREEMENT NO. 17

to

PURCHASE AGREEMENT NUMBER 2022

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

Relating to Boeing Model 737NG Aircraft

P.A. 2022      SA-17 Page 1

Supplemental Agreement No. 17

to

Purchase Agreement No. 2022

between

The Boeing Company

and

Delta Air Lines, Inc.

______________________________

This Supplemental Agreement No. 17 (Supplemental Agreement) dated as of December 16, 2015 amends Purchase Agreement No. 2022 dated as of October 21, 1997 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to the purchase and sale of Model 737NG aircraft. The Purchase Agreement incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of October 21, 1997 between the parties, identified as AGTA‑DAL (AGTA).
PURPOSE:
Incremental Purchase. Boeing agrees to sell and Customer agrees to purchase twenty (20) model 737-932ER aircraft (Incremental Aircraft). The parties further agree to the addition of ten (10) put options as described in DAL-PA-02022-LA-1501328, and to cancel all remaining Model 737 options described in DAL-PA-02022-LA-1105858. Unless otherwise indicated, Incremental Aircraft, and any exercised Put Option Aircraft, become Aircraft, 737-900ER Aircraft or Firm Aircraft, as the context requires, for the purposes of this Purchase Agreement.

P.A. 2022      SA‑17 Page 2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

IT IS AGREED:

1.
The Table of Contents of the Purchase Agreement is deleted and replaced by the attached Table of Contents, which reflects the amendments made to the Purchase Agreement by this Supplemental Agreement and is identified with a “SA-17” legend to reflect the changes made by this Supplemental Agreement.

2.
Tables 1Q1R2, 1Q2R2 and 1Q3R2 entitled Aircraft Delivery, Description, Price and Advance Payments are deleted and replaced by the attached Tables 1Q1R3, 1Q2R3, 1Q3R3 (collectively, Table 1Q) which incorporate the twenty (20) Incremental Aircraft.

3.	Exhibit A6 pertaining to the Aircraft configuration is added to describe the configuration of the Incremental Aircraft.

4.
As a matter of record, Letter Agreement 6-1162-RLL-2234R8 entitled “Special Matters” was revised and superseded by Letter Agreement 6-1162-RLL-2234R9 independently of a Purchase Agreement Supplemental Agreement. Letter Agreement 6-1162-RLL-2234R9 is superseded and replaced by the attached Letter Agreement 6-1162-RLL-2234R10 [***].

5.
Letter Agreement DAL-PA-02022-LA-1104472 entitled “Revisions to Aircraft General Terms Agreement AGTA-DAL dated October 21, 1997 (AGTA) Terms” is revised and superseded by Letter Agreement DAL-PA-2022-LA-1104472R1 to reflect the incorporation of the twenty (20) 737-932ER Incremental Aircraft.

6.	Letter Agreement DAL-PA-02022-LA-1104482 entitled [***] is revised and superseded by Letter Agreement DAL-PA-2022-LA-1104482R1 to reflect the incorporation of the twenty (20) Incremental Aircraft.

7.	Letter Agreement DAL-PA-02022-LA-1105848 entitled [***] is revised and superseded by Letter Agreement DAL-PA-2022-LA-1105848R1 to reflect the incorporation of the twenty (20) Incremental Aircraft.

8.	Letter Agreement DAL-PA-02022-LA-1104487 entitled [***] is revised and superseded by Letter Agreement DAL-PA-2022-LA-1104487R1 to reflect the incorporation of the twenty (20) Incremental Aircraft.

9.
Letter Agreement DAL-PA-02022-LA-1105858 entitled “Option Aircraft” is revised and superseded by Letter Agreement DAL-PA-2022-LA-1105858R1 to reflect the cancellation of all remaining model 737 options.

10.	Letter Agreement DAL-PA-02022-LA-1105843R2 entitled [***] is revised and superseded by Letter Agreement DAL-PA-2022-LA-1105843R3 to reflect the incorporation of the twenty (20) Incremental Aircraft.

P.A. 2022      SA‑17 Page 3
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

11.	Letter Agreement DAL-PA-2022-LA-1105850R1 entitled [***] is revised and superseded by Letter Agreement DAL-PA-2022-LA-1105850R2 to reflect the incorporation of the twenty (20) Incremental Aircraft.

12.
Letter Agreement DAL-PA-02022-LA-1501328 entitled “Put Option Aircraft” is added to reflect Customer’s agreement to purchase, at Boeing’s option, up to ten (10) Put Option Aircraft on terms and conditions set forth in such Letter Agreement.

Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.
Except as amended as set forth above, the Purchase Agreement remains in full force and effect.

DELTA AIR LINES, INC. By /s/ Gregory A. May_________ Gregory A. May Its SVP – Supply Chain Management	THE BOEING COMPANY By /s/ Will Witherspoon_______ Will Witherspoon Its Attorney in Fact ___________

P.A. 2022      SA‑17 Page 4
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

TABLE OF CONTENTS
ARTICLES		SA NUMBER
1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous
TABLE
1Q.	Aircraft Delivery, Description, Price and Advance Payments	SA‑17
2A.	Option Aircraft Information Table (intentionally deleted)	SA‑13, Article 3
EXHIBITS
A.	Aircraft Configuration for 737‑832 Aircraft	SA‑8
A2.	Aircraft Configuration for 737‑732 Aircraft	SA‑9
A3.	Aircraft Configuration for 737‑732 Aircraft	SA‑9
A4.	Revised Aircraft Configuration for 737‑832 Aircraft	SA‑12
A5R1.	Aircraft Configuration for 737‑932ER Aircraft	SA‑14
A6	Aircraft Configuration for 737-932ER Incremental Aircraft	SA-17
D2.	Escalation Adjustment	SA‑8
SUPPLEMENTAL EXHIBITS
BFE.	Buyer Furnished Equipment Variables	SA‑8
BFE1.	Buyer Furnished Equipment Variables	SA‑8
BFE2.	Buyer Furnished Equipment Variables for 737NG	SA‑14
CS1.	Customer Support Variables
CS2.	Customer Support Variables for 737‑700 Aircraft	SA‑8
CS3	Customer Support Variables for 737‑900ER Aircraft	SA‑13
EE1.	Engine Escalation
[***]	[***]	[***]
SLP1.	Service Life Policy Components

P.A. 2022      SA‑17 Page 5
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

TABLE OF CONTENTS, continued
LETTER AGREEMENTS		SA NUMBER
6‑1162‑RLL‑2147	Airframe Maintenance Cost Protection Program
6‑1162‑RLL‑2191	Multiple Aircraft Operating Weights
6‑1162‑RLL‑2198	Delivery Price Adjustment
6‑1162‑RLL‑2233	Aircraft Performance Guarantees for 737‑632, 732 and 832 Aircraft
6‑1162‑RLL‑2234R10	Special Matters	SA‑17
[***]	[***]
6‑1162‑RLL‑2241	Promotion Support	SA‑13, Article 7
6‑1162‑RLL‑2242	1997 and 1998 Escalation Sharing
[***]	[***]
6‑1162‑RLL‑2244	Performance Retention Commitment
6‑1162‑RLL‑2245	Certain Contractual Matters (intentionally deleted)	SA‑13
6‑1162‑RLL‑2247	[***]	SA‑13, Article 7
6‑1162‑RLL‑3709	[***]	SA‑13, Article 7
6‑1162‑RLL‑2251	Total Cost Team
6‑1162‑RLL‑2400	Open Configuration Matters
6‑1162‑RLL‑2424R1	Engine Matters
6‑1162‑KSW‑6090	Performance Guarantees 737‑732 Aircraft
[***]	[***]	[***]
[***]	[***]	[***]
6‑1162‑KSW‑6238	Aircraft Performance Guarantees for 737‑732 Aircraft	SA‑9
6‑1162‑MMO‑0480	Aircraft Performance Guarantees for 737‑832 Aircraft	SA‑11
DAL‑PA‑02022‑LA‑1104472R1	Revision to AGTA‑DAL Terms	SA‑17

P.A. 2022      SA‑17 Page 6
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

TABLE OF CONTENTS, continued
LETTER AGREEMENTS		SA NUMBER
[***]	[***]	[***]
DAL‑PA‑2022‑LA-1104482R1	[***] for 737‑932ER Aircraft	SA‑17
DAL‑PA‑2022‑LA‑1104483	[***] Guarantee	SA-13
DAL‑PA‑2022‑LA‑1104484	Open Configuration Matters for 737‑932ER Aircraft	SA-13
DAL‑PA‑02022‑LA‑1104485	[***] Guarantees for 737‑932ER Aircraft	SA-13
DAL-PA-2022-LA-1105848R1	Agreement for [***]	SA-17
DAL‑PA‑2022‑LA‑1104487R1	[***]	SA-17
DAL-PA-2022-LA-1105850R2	[***]	SA-17
DAL-PA-2022-LA-1105858R1	Option Aircraft	SA-17
DAL-PA-2022-LA-1105843R3	[***]	SA-17
DAL-PA-2022-LA-1105849R1	[***]	SA-14
DAL-PA-2022-LA-1104480	[***]	SA-13
DAL-PA-2022-LA-09503	Promotional Support	SA-14
DAL-PA-2022-LA-1303832	[***]	SA-15
DAL-PA-2022-LA-1501328	Put Option Aircraft	SA-17

P.A. 2022      SA‑17 Page 7
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Table 1Q[***] To
Purchase Agreement No. PA-02022
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		737-900ER	[***]						[***]		[***]
Engine Model/Thrust:		CFM56-7B27/B1F	[***]			Detail Specification:			[***]		[***]
			[***]	[***]		Airframe Price Base Year/Escalation Formula:			[***]		[***]
Airframe Price:			[***]	[***]		Airframe Price Escalation Forecast:			[***]		[***]
Optional Features:			[***]	[***]		Engine Price Base Year/Escalation Formula:			[***]		[***]
Sub-Total of Airframe and Features:			[***]	[***]
Engine Price (Per Aircraft):			[***]	[***]
Aircraft Basic Price (Excluding BFE/SPE):			[***]	[***]		Airframe Escalation Data:
Buyer Furnished Equipment (BFE) Estimate:			[***]	[***]		Base Year Index (ECI):			[***]
Seller Purchased Equipment (SPE) Estimate:			[***]	[***]		Base Year Index (CPI):			[***]

[***]			[***]

				Escalation Estimate		[***] (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor		Adv Payment Base		[***]	[***]	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)		Price Per A/P			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.
DAL-PA-02022 61161-1F.TXT / 80753-1F.TXT SA-17
Boeing Proprietary

Table 1Q[***] To
Purchase Agreement No. PA-02022
Aircraft Delivery, Description, Price and Advance Payments

			Escalation Estimate		[***] (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor	Adv Payment Base		[***]	[***]	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	Price Per A/P			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]

[***]

[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.
DAL-PA-02022 61161-1F.TXT / 80753-1F.TXT SA-17
Boeing Proprietary

Table 1Q[***] To
Purchase Agreement No. PA-02022
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		737-900ER	[***]						[***]		[***]
Engine Model/Thrust:		CFM56-7B27/B1F	[***]			Detail Specification:			[***]		[***]
			[***]	[***]		Airframe Price Base Year/Escalation Formula:			[***]		[***]
Airframe Price:			[***]	[***]		Airframe Price Escalation Forecast:			[***]		[***]
Optional Features:			[***]	[***]		Engine Price Base Year/Escalation Formula:			[***]		[***]
Sub-Total of Airframe and Features:			[***]	[***]
Engine Price (Per Aircraft):			[***]	[***]
Aircraft Basic Price (Excluding BFE/SPE):			[***]	[***]		Airframe Escalation Data:
Buyer Furnished Equipment (BFE) Estimate:			[***]	[***]		Base Year Index (ECI):			[***]
Seller Purchased Equipment (SPE) Estimate:			[***]	[***]		Base Year Index (CPI):			[***]

[***]			[***]

					Escalation Estimate	[***] (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor			Adv Payment Base	[***]	[***]	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)			Price Per A/P		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.
DAL-PA-02022 61160-1F.TXT / 80754-1F.TXT SA-17
Boeing Proprietary

Table 1Q[***] To
Purchase Agreement No. PA-02022
Aircraft Delivery, Description, Price and Advance Payments

				Escalation Estimate	[***] (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor		Adv Payment Base	[***]	[***]	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)		Price Per A/P		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]

[***]

[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.
DAL-PA-02022 61160-1F.TXT / 80754-1F.TXT SA-17
Boeing Proprietary

Table 1Q[***] To
Purchase Agreement No. PA-02022
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		737-900ER	[***]						[***]		[***]
Engine Model/Thrust:		CFM56-7B27/B1F	[***]			Detail Specification:			[***]		[***]
			[***]	[***]		Airframe Price Base Year/Escalation Formula:			[***]		[***]
Airframe Price:			[***]	[***]		Airframe Price Escalation Forecast:			[***]		[***]
Optional Features:			[***]	[***]		Engine Price Base Year/Escalation Formula:			[***]		[***]
Sub-Total of Airframe and Features:			[***]	[***]
Engine Price (Per Aircraft):			[***]	[***]
Aircraft Basic Price (Excluding BFE/SPE):			[***]	[***]		Airframe Escalation Data:
Buyer Furnished Equipment (BFE) Estimate:			[***]	[***]		Base Year Index (ECI):			[***]
Seller Purchased Equipment (SPE) Estimate:			[***]	[***]		Base Year Index (CPI):			[***]

[***]			[***]

					Escalation Estimate	[***] (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor			Adv Payment Base	[***]	[***]	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)			Price Per A/P		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.
DAL-PA-02022 61196-1F.TXT / 80755-1F.TXT SA-17
Boeing Proprietary

Table 1Q[***] To
Purchase Agreement No. PA-02022
Aircraft Delivery, Description, Price and Advance Payments

				Escalation Estimate	[***] (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor		Adv Payment Base	[***]	[***]	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)		Price Per A/P		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]

[***]

[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.
DAL-PA-02022 61196-1F.TXT / 80755-1F.TXT SA-17
Boeing Proprietary

Exhibit A6
Aircraft Configuration for 737-932ER Incremental Aircraft

[***]

[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.
P.A. 2022 SA-17
BOEING PROPRIETARY
Exhibit A6 Page 1